Exhibit 10.2

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF LIMITED PARTNERSHIP
OF
GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P.

TO THE DELAWARE SECRETARY OF STATE:

Pursuant to the provisions of Section 17-202 of the Delaware Revised Uniform Limited Partnership Act, Griffin Capital Essential Asset Operating Partnership, L.P. hereby adopts the following Certificate of Amendment to its Certificate of Limited Partnership:
1.     The name of the limited partnership is:
Griffin Capital Essential Asset Operating Partnership, L.P.

2.     The Certificate of Limited Partnership of the limited partnership is hereby amended as follows:
THIRD: The name and address of the general partner is as follows:

Griffin Capital Essential Asset REIT II, Inc.
1520 E. Grand Avenue
El Segundo, CA 90245

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the 30th day of April, 2019.

Griffin Capital Essential Asset Operating Partnership, L.P.

By: Griffin Capital Essential Asset REIT II, Inc.
Its: General Partner

By:/s/Javier F. Bitar
Javier F. Bitar, Chief Financial Officer and Treasurer